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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                              -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 28, 1996


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                      0-21802                    34-1741211
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
    OF INCORPORATION)               FILE NUMBER)             IDENTIFICATION NO.)


   3450 W. CENTRAL AVENUE, SUITE 328
              TOLEDO, OHIO                                          43606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374



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ITEM 5.          OTHER ITEMS

         On August 14, 1996, N-Viro International Corporation granted an exclusive license for the implementation of the N-Viro Process and the sale of N-Viro Soil(TM) for the country of Malaysia to Rockland Power Sdn. Bhd., Kuala Lumpur, Malaysia. This license will increase NVIC's gross revenues by about $600,000 in 1996 and will increase revenues again when processing facilities are constructed and operational. The first Malaysian facility utilizing the N-Viro Process could become operational in 1998 and process as much as 1,500 wet tons of sludge per day.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION





Dated:      August 28, 1996                By:     /s/ John R. Kolpien
       ------------------------                    -------------------
                                                   John R. Kolpien
                                                   Chief Financial Officer